SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) August 3, 2015

TWIN DISC, INCORPORATED

(exact name of registrant as specified in its charter)

WISCONSIN	001-7635	39-0667110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1328 Racine Street                                                                Racine, Wisconsin 53403

(Address of principal executive offices)

Registrant's telephone number, including area code:(262)638-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into Material Definitive Agreement

On August 3, 2015, Twin Disc, Incorporated (“Company”) and its wholly-owned subsidiary, Twin Disc International, S.P.R.L., amended their multi-currency, revolving Credit Agreement (the “Wells Fargo Agreement”) with Wells Fargo Bank, National Association (“Wells Fargo”).  On the same date, the Company also amended its Amended and Restated Note Purchase and Private Shelf Agreement (the “Prudential Agreement”) with the following entities (collectively, “Prudential”): (a) Prudential Investment Management, Inc., (b) The Prudential Insurance Company of America, (c) Pruco Life Insurance Company, (d) Pruco Life Insurance Company of New Jersey, (e) Security Benefit Life Insurance Company, Inc., (f) Prudential Annuities Life Assurance Corporation, and (g) Mutual of Omaha Insurance Company.  The purpose of each amendment was to revise the definition of EBITDA for the four consecutive fiscal quarters ending on and including June 30, 2015 to and including March 25, 2016 to add $3,300,000, reflective of the restructuring charge taken by the Company in the fourth quarter of the fiscal year ending June 30, 2015.  Under both the Wells Fargo Agreement and the Prudential Agreement, the Company is required to have a four-quarter EBITDA of at least $11,000,000, and both Wells Fargo and Prudential have agreed to add the $3,300,000 amount to the Company’s four-quarter EBITDA for purposes of this covenant.

A copy of the amendment to the Wells Fargo Agreement is attached to this report as Exhibit 10.1 and is incorporated herein by reference.  A copy of the amendment to the Prudential Agreement is attached to this report as Exhibit 10.2 and is incorporated herein by reference.  The above descriptions of the amendments to the Wells Fargo Agreement and the Prudential Agreement are qualified in their entirely by reference to Exhibits 10.1 and 10.2, respectively.

FORWARD LOOKING STATEMENTS

The disclosures in this report on Form 8-K and in the documents incorporated herein by reference contain or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements.  Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company (or entities in which the Company has interests), or industry results, to differ materially from future results, performance or achievements expressed or implied by such forward-looking statements.  Certain factors that could cause the Company’s actual future results to differ materially from those discussed are noted in connection with such statements, but other unanticipated factors could arise.  Readers are cautioned not to place undue reliance on these forward-looking statements which reflect management’s view only as of the date of this Form 8-K.  The Company undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, conditions or circumstances.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

EXHIBIT NUMBER	DESCRIPTION
10.1 10.2
August 3, 2015 Amendment to Credit Agreement Between Twin Disc, Incorporated, Twin Disc International, S.A., and Wells Fargo Bank, National Association, dated June 30, 2014.

August 3, 2015 Amendment to Amended and Restated Note Purchase and Private Shelf Agreement Between Twin Disc, Incorporated, Prudential Investment Management, Inc., The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Security Benefit Life Insurance Company, Inc., Prudential Annuities Life Assurance Corporation, and Mutual of Omaha Insurance Company

SIGNATURE

Pursuant to the requirements of section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 5, 2015	Twin Disc, Incorporated /s/ JEFFREY S. KNUTSON
Jeffrey S. Knutson
Vice President – Finance, Chief Financial Officer, Treasurer, and Secretary